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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 27, 1998.


                               SAKS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                           001-14346                  52-1685667
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                               12 East 49th Street
                               New York, NY 10017
                    (Address of Principal Executive Offices)


                                 (212) 940-4048
              (Registrant's telephone number, including area code)

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Item 5. Other Events

      In a press release dated March 4, 1998, Saks Holdings, Inc., the holding company for Saks Fifth Avenue (the "Company"), reported its financial results for the fourth quarter and fiscal year ended January 31, 1998 and sales results for the four weeks ended February 28, 1998. A copy of the press release is included as Exhibit 99.01 hereto and incorporated by reference herein.

      On February 27, 1998, the Company's Board of Directors adopted certain amendments to the Company's Bylaws to promote more orderly procedures for annual meetings of stockholders. The following description of the amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 3.02 and incorporated herein by reference.

      The amendments, which are effective immediately, require that stockholders provide advance notice of director nominations or other business which they would like to have brought before an annual meeting. Under the amendments, a stockholder generally must deliver notice to the Secretary of the Company not less than 90 days nor more than 120 days before the anniversary date of the prior year's annual meeting. If the date of the annual meeting is advanced more than 30 days or delayed more than 90 days from the anniversary date of the prior year's meeting, notice by the stockholder to be timely must be delivered not later than the close of business on the later of the 90th day prior to the annual meeting or the tenth day following the day on which the date of the meeting is publicly announced. The amendments also require that the stockholder's notice include certain information, such as the name of and background information about any stockholder nominee for director.

      The Company's 1997 annual meeting was held on June 16, 1997.


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      (c)   Exhibits.

                  Exhibit No.                 Document
                  -----------                 --------

                      3.02 Bylaws of Saks Holdings, Inc. as amended on February 27, 1998.

                     99.01          Press Release dated March 4, 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SAKS HOLDINGS, INC.


                                          By:  /s/ Mark E. Hood
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                                          Name:  Mark E. Hood
                                          Title: Senior Vice President and
                                                 Chief Accounting Officer

Dated:  March 10, 1998


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                                  EXHIBIT INDEX

                                                      Sequentially Numbered
Exhibit No.              Document                              Page
-----------              --------                              ----

   3.02           Bylaws of Saks Holdings,
                  Inc. as amended on
                  February 27, 1998

  99.01           Press Release dated March 4,
                  1998.


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